Montgomery Street
Income Securities, Inc.

101 California Street, Suite 4100

San Francisco, California 94111
(415) 981-8191



                                    Notice of
                                      1997
                                 Annual Meeting
                                 of Stockholders
                                       and
                                 Proxy Statement

                                   ----------
                                   MONTGOMERY
                                   ----------

                                MONTGOMERY STREET
                             INCOME SECURITIES, INC.

----------
MONTGOMERY
----------

                                               101 California Street, Suite 4100
MONTGOMERY STREET                                        San Francisco, CA 94111
INCOME SECURITIES, INC.                                           (415) 981-8191



                                                                    May 22, 1997



To the Stockholders:


     The Annual Meeting of Stockholders of Montgomery Street Income Securities, Inc. (the "Company") is to be held at 10:00 a.m., pacific time, on Thursday, July 10, 1997 at the offices of the Company, 101 California Street, Suite 4100, San Francisco, California. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy are enclosed.

     At the Annual Meeting the stockholders will elect the Company's Directors, consider the ratification of the selection of Ernst & Young LLP as the Company's independent auditors and consider the approval of the continuance of the Management and Investment Advisory Agreement between the Company and Scudder, Stevens & Clark, Inc. In addition, the stockholders present will hear a report on the Company. There will be an opportunity to discuss matters of interest to you as a stockholder.


     Your Directors recommend that the stockholders vote in favor of each of the foregoing matters.

Respectfully,

/s/James C. Van Horne                                         /s/John T. Packard

James C. Van Horne                                            John T. Packard
Chairman of the Board                                         President

STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

                       MONTGOMERY STREET INCOME SECURITIES, INC.
                        Notice of Annual Meeting of Stockholders

To the Stockholders of
Montgomery Street Income Securities, Inc.:


     Please take notice that the Annual Meeting of Stockholders of Montgomery Street Income Securities, Inc. (the "Company") has been called to be held at the offices of the Company, 101 California Street, Suite 4100, San Francisco, California on Thursday, July 10, 1997 at 10:00 a.m., pacific time, for the following purposes:


              (1) To elect six Directors of the Company to hold office until the next Annual Meeting or until their respective successors shall have been duly elected and qualified.


              (2) To ratify or reject the action taken by the Board of Directors in selecting Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.


              (3) To approve or disapprove the continuance of the Management and Investment Advisory Agreement between the Company and Scudder, Stevens & Clark, Inc.

     Those present and the appointed proxies will also transact such other business as may properly come before the meeting or any adjournments thereof.


     Holders of record of the shares of common stock of the Company at 5:00 p.m., eastern time, on May 12, 1997 are entitled to vote at the meeting or any adjournments thereof.

                                          By order of the Board of Directors,
May 22, 1997                              Thomas F. McDonough, Secretary


IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Company the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.

                    MONTGOMERY STREET INCOME SECURITIES, INC.
                        101 CALIFORNIA STREET, SUITE 4100
                         SAN FRANCISCO, CALIFORNIA 94111
                                 (415) 981-8191

                                 PROXY STATEMENT


RECORD DATE: May 12, 1997                             MAILING DATE: May 22, 1997


Introduction

     The Board of Directors of Montgomery Street Income Securities, Inc. (the "Company") is soliciting proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Company, 101 California Street, Suite 4100, San Francisco, California on Thursday, July 10, 1997 at 10:00 a.m., pacific time. The Board of Directors is also soliciting proxies for use at any adjournment of the Annual Meeting. This Proxy Statement is furnished in connection with that solicitation.

     The Company may solicit proxies by mail, telephone, telegram, and personal interview. In addition, the Company may request personnel of Scudder, Stevens & Clark, Inc. (the "Investment Manager") to assist in the solicitation of proxies by mail, telephone, telegram, and personal interview for no separate compensation. It is anticipated that the Company will request brokers, custodians, nominees, and fiduciaries who are record owners of stock to forward proxy materials to their principals and obtain authorization for the execution of proxies. The Company will pay the cost of soliciting proxies. Upon request, the Company will reimburse the brokers, custodians, nominees, and fiduciaries for their reasonable expenses in forwarding proxy materials to their principals.

     You may revoke the enclosed proxy at any time insofar as not yet exercised by the appointed proxies. You may do so by:

     o written notice to the Company, c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200,
         Attn: Manager, Proxy Department;
     o written notice to the Company at the address set forth under the above letterhead;
     o   giving a later proxy; or
     o   attending the Annual Meeting and voting your shares in person.


     In order to hold the Annual Meeting, a majority of the shares entitled to be voted must have been received by proxy or be present at the Annual Meeting. Proxies which are returned marked to abstain from or withhold voting, as well as proxies returned by brokers or others who have not received voting instructions on some matters and do not have discretion to vote for their clients on those matters ("broker non-votes"), will be counted towards this majority of shares. Withheld votes, abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposal (1) and (2). Abstentions will and broker non-votes may, have the effect of a "no" vote for proposal (3). Stockholders who hold their shares through a broker or other nominee are urged to forward their voting instructions.

     In the event that sufficient votes in favor of any proposal are not received by July 10, 1997, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Company.

     The record date for determination of stockholders entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or any adjournments thereof, was May 12, 1997 at 5:00 p.m., eastern time (the "Record Date").

     As of the Record Date, there were issued and outstanding 10,174,990 shares of common stock of the Company, constituting all of the Company's then outstanding securities. Each share of common stock is entitled to one vote. As of March 31, 1997, each Director, and all Directors and Officers as a group, beneficially owned shares of the Company's common stock as follows:

                                           Shares             Percent of Total
                                          Owned (1)          Outstanding Shares
                                          ---------          ------------------
   John C. Atwater                             100          less than 1/4 of 1%
   Richard J. Bradshaw(2)                    2,240          less than 1/4 of 1%
   Otto W. Butz(2)                             322          less than 1/4 of 1%
   Maryellie K. Moore                        2,360          less than 1/4 of 1%
   Wendell G. Van Auken                      9,008          less than 1/4 of 1%
   James C. Van Horne                        1,500          less than 1/4 of 1%
   All Directors and Officers as a          22,632          less than 1/4 of 1%
       group (14 in number)(3)


   (1) Unless otherwise indicated, each person has sole voting and investment power over the shares reported.

   (2) Shared investment and voting power over the shares reported.

   (3) The total for the group includes 14,608 shares held with sole investment and voting power and 8,024 shares held with shared investment and voting power.

     To the best of the Company's knowledge, as of March 31, 1997, no person owned beneficially more than 5% of the Company's outstanding shares.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the Investment Company Act of 1940, as amended, (the "1940 Act"), require the Company's Officers, Directors, Investment Manager, affiliates of the Investment

Manager, and persons who beneficially own more than ten percent of the Company's common stock ("Reporting Persons"), to file reports of ownership of the Company's common stock and changes in such ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the Company with copies of all such filings.


     Based solely upon its review of the copies of such reports received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Company believes that during the fiscal year ended December 31, 1996, all filing requirements applicable to its reporting persons were complied with except that Forms 3 on behalf of the following subsidiaries of Scudder, Stevens & Clark, Inc. were filed late:
Scudder Fund Accounting Corporation; Scudder Realty Holdings Corporation; Scudder, Stevens & Clark Asia Limited; Scudder Canada Investor Services L.T.D.; Scudder Defined Contribution Services, Inc.; Scudder Capital Stock Corporation; SIS Investment Corporation; SRV Investment Corporation; Scudder Cayman Ltd.; Scudder, Stevens & Clark Australia Limited; and Scudder Realty Holdings (II) L.L.C.

     The Company provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio strategy. You may receive an additional copy of the annual report for the fiscal year ended December 31, 1996, without charge, by calling 1-800-552-2556 or writing the Company at 101 California Street, Suite 4100, San Francisco, CA 94111.

PROPOSAL 1--ELECTION OF DIRECTORS

     Six Directors are to be elected at the Annual Meeting as the six Directors of the Company. They are to be elected to hold office until the next annual meeting or until their successors are elected and qualified. The persons named on the accompanying proxy card, if granted authority to vote in the election of Directors, intend to vote at the Annual Meeting for the election of the nominees named below as the six Directors of the Company. In the unanticipated event that any nominee for Director cannot be a candidate at the Annual Meeting, the appointed proxies will vote their proxy in favor of the remainder of the nominees and, in addition, in favor of such substitute nominee(s) (if any) as the Board of Directors shall designate. Alternatively, the proxies may vote in favor of a resolution reducing the number of Directors to be elected at the Annual Meeting. Each of the nominees is now a Director of the Company and each was elected to serve as a Director at the 1996 Annual Meeting of Stockholders. All nominees have consented to be nominated and to serve if elected.


Information Concerning Nominees

     The following table sets forth certain information concerning each of the nominees as a Director of the Company.

                                                                                            Year First
                                        Principal Occupation or Employment                   Became a
     Nominee (Age)               and Directorships in Publicly Held Companies                Director
     -------------               --------------------------------------------                --------


 John C. Atwater (36)   Mr.  Atwater is Managing  Partner of Prime Property  Capital,  Inc.     1994
                        (real estate  investment firm). He also serves as a Director of SNK
                        Oaks Development, Inc.

 Richard J. Bradshaw    Mr. Bradshaw is currently  Executive Director of Cooley Godward LLP     1991
 (48)                   (law  firm).  From  October  1992 to April 1997,  he was  Executive
                        Director of Orrick,  Herrington & Sutcliffe  (law firm),
                        and from January 1988 to  September  1992,  he was Chief
                        Financial Officer of Morrison & Foerster (law firm).

 Otto W. Butz (74)      Dr. Butz  retired as President  of Golden Gate  University  in July     1975
                        1992,  a position  he had held since  November  1970.  Golden  Gate
                        University  is a  private,  accredited  university,  located in San
                        Francisco,  California  specializing  in the  areas of  management, public administration, and law.

 Maryellie K. Moore     Ms. Moore is an  international  shipping  consultant and has been a     1989
 (61)                   Director of London and  Overseas  Freighters,  Ltd.  since  January
                        1989.  Prior to 1989,  she served as  Treasurer  of  Alexander  and
                        Baldwin,  Inc.  (shipping  company) and Matson Navigation  Company,
                        Inc.  (containerized  freight  service).  She has been a Trustee of the University of San Francisco since 1992.

 Wendell G. Van Auken   Mr.  Van Auken is a General  Partner  of  several  venture  capital     1994
 (52)                   funds  affiliated  with Mayfield Fund. He also serves as a Director of Advent Software (portfolio software company).

 James C. Van Horne     Dr. Van Horne is an A.P.  Giannini  Professor of Finance,  Graduate     1985
 (61)                   School of Business, at Stanford University,  a position he has held from  September  1965  to  August  1975 and from  September 1976 to
                        present.    He  also  serves  as  a Director  of  the  Sanwa   Bank
                        California  and  Bailard,  Biehl & Kaiser International Fund Group,
                        Inc. and as a Trustee of the Bailard,  Biehl &  Kaiser  Fund  Group
                        (both  registered investment companies).


Committees of the Board -- Board Meetings

     The Board of Directors, in addition to an Executive Committee, has an Audit Committee and a Nominating Committee.


     In 1996, the Board of Directors held four meetings and the Executive Committee did not meet. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which he or she served during his or her tenure as a Director of the Company.

Audit Committee


     The Audit Committee held two meetings during 1996. The current members of the Audit Committee are Messrs. Van Auken and Bradshaw and Ms. Moore. One of the Audit Committee's responsibilities is to approve the scope of the audit of the books and accounts of the Company to be conducted by its independent auditors, including all services performed, whether audit or non-audit related. Another responsibility is to meet with the independent auditors and receive their reports on audits. The Audit Committee, or one of its members, in carrying out the Audit Committee's responsibilities, is empowered to meet and confer with, or receive the written reports of, Officers and employees of the Company, the custodian of its assets, and the Investment Manager.


Nominating Committee


     The Nominating Committee held one meeting in 1996. The current members of this committee are Messrs. Atwater and Butz and Ms. Moore. The responsibilities of this committee are to recommend possible candidates to fill vacancies on the Board of Directors, to review the qualifications of candidates recommended by others, to recommend to the Board the slate of Director candidates to be proposed for election by stockholders at the annual meeting, and to recommend to the Board policies and criteria regarding retirement from the Board. The Nominating Committee will consider nominees recommended by stockholders. Those wishing to submit the name of any individual should submit in writing a brief description of the proposed nominee's business experience and other information relevant to the qualifications of the individual to serve as a Director. In order to be considered at the 1998 annual meeting, submission should be made by January 23,1998.


Executive Officers of the Company

     The following persons are Executive Officers of the Company:

                                                                                       Year First
                                       Present Office with the Company;                 Became an
         Name (Age)                 Principal Occupation or Employment (1)             Officer (2)
         ----------                 --------------------------------------             -----------

 Mark S. Boyadjian (32)        Vice President; Principal of                               1993
                               Scudder, Stevens & Clark, Inc.
 Thomas F. McDonough (50)      Vice President and Secretary; Principal of                 1988
                               Scudder, Stevens & Clark, Inc.
 Pamela A. McGrath (43)        Vice President and Treasurer; Managing                     1988
                               Director of Scudder, Stevens & Clark, Inc.
 Edward J. O'Connell (52)      Vice President and Assistant Treasurer;                    1988
                               Principal of Scudder. Stevens & Clark, Inc.
 John T. Packard (63)          President; Managing Director of Scudder.                   1988
                               Stevens & Clark, Inc.
 Daniel Pierce (63)            Vice President; Chairman of the Board and                  1988
                               Managing Director of Scudder, Stevens &
                               Clark, Inc.



                                       5

                                                                                       Year First
                                       Present Office with the Company;                 Became an
         Name (Age)                 Principal Occupation or Employment (1)             Officer (2)
         ----------                 --------------------------------------             -----------


 Kathryn L. Quirk (44)         Vice President and Assistant Secretary;                    1988
                               Managing Director of Scudder, Stevens &
                               Clark, Inc.
 Stephen A. Wohler (48)        Vice President; Managing Director of                       1988
                               Scudder, Stevens & Clark, Inc.


  (1) Unless otherwise stated, all Executive Officers have been associated with the Investment Manager for more than five years, although not necessarily in the same capacity. All Executive Officers, except Messrs. Boyadjian, Packard and Wohler, are also Officers or Directors of other funds managed by the Investment Manager.
  (2) All officers are appointed annually by, and serve at the discretion of, the Board of Directors.
Remuneration of Directors and Officers


     Each Director receives remuneration from the Company for his or her services. The Company does not compensate its Officers or employees, since the Investment Manager makes these individuals available to the Company to serve without compensation from the Company. Remuneration to Directors consists of Directors' fees composed in each case of a quarterly retainer of $2,000 (except the Chairman of the Board, whose quarterly retainer is $6,000) and a fee of $500 for each Board meeting attended and $250 for each committee meeting attended as well as any related expenses. For the fiscal year ended December 31, 1996, total compensation (including reimbursement of expenses) for all Directors as a group was $79,001.

The Compensation Table below provides in tabular form, the following data:


  Column (1) All Directors who receive compensation from the Company.
  Column (2) Aggregate compensation received by a Director from the Company. Column (3) Total compensation received by a Director from the Company and from all other funds managed by the Investment Manager. No member of the Board serves as a Director or Trustee for any other fund in the complex of funds managed by the Investment Manager nor does any Director receive any pension or retirement benefits from the Company.


                                    Compensation Table
                           for the year ended December 31, 1996
        ------------------------------------------------------------------
              (1)                     (2)                  (3)

                                   Aggregate        Total Compensation
                                 Compensation        From the Company
           Name of Person,          from the         and Fund Complex
              Position              Company          Paid to Director
        ------------------------------------------------------------------


         John C. Atwater            $10,250              $10,250
         Director
         Richard J. Bradshaw        $10,500              $10,500
         Director
         Otto W. Butz               $10,250              $10,250
         Director
         Maryellie K. Moore         $10,750              $10,750
         Director
         Wendell G. Van Auken       $10,500              $10,500
         Director
         James C. Van Horne         $26,000              $26,000
         Chairman


Recommendation and Required Vote


     The Board of Directors recommends a vote FOR election of each of the nominees for Director. Election of the nominees for Director requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Annual Meeting.


PROPOSAL 2--RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS


     At a meeting held on April 11, 1997, a majority of the Directors who were not "interested persons," as defined in the 1940 Act ("Interested Persons") of the Company, selected Ernst & Young LLP as the Company's independent auditors, for the fiscal year ending December 31, 1997, to examine the Company's books and accounts and to certify the Company's financial statements. Under the 1940 Act, this selection must be submitted to the stockholders for ratification or rejection at the Annual Meeting. If the selection of Ernst & Young LLP is not ratified by stockholders, the Board of Directors will consider the selection of another accounting firm.

     It is anticipated that a representative of Ernst & Young LLP will not be present at the Annual Meeting but will be available by conference telephone to respond to appropriate questions. The representative will be given an opportunity to make any desired statement.


Recommendation and Required Vote


     The Board of Directors recommends a vote FOR the ratification of the selection of Ernst & Young LLP as the Company's independent auditors. The ratification of the selection of Ernst & Young LLP requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting.


PROPOSAL 3--APPROVAL OR DISAPPROVAL OF THE CONTINUANCE OF THE MANAGEMENT AND
            INVESTMENT ADVISORY AGREEMENT BETWEEN THE COMPANY AND SCUDDER, STEVENS & CLARK, INC.


     Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York, acts as investment adviser to and manager for the Company pursuant to a Management and Investment Advisory Agreement dated July 23, 1996 (the "Agreement"). The
Agreement was approved by a vote of the stockholders on July 11, 1996 in connection with the reincorporation of the Company in Maryland. The Agreement was effective by its terms until July 8, 1997 and will continue from year to year thereafter provided its continuance is specifically approved at least annually by the vote of a majority of the Directors who are not parties to the Agreement or Interested Persons of the Company or the Investment Manager cast in person at a meeting called for the purpose of voting on such approval, and by the vote of either the Board of Directors or a majority of the Company's outstanding voting securities. The Agreement may be terminated on 60 days' written notice, without penalty, by a majority vote of the Board of Directors, by the vote of a majority of the Company's outstanding voting securities, or by the Investment Manager, and automatically terminates in the event of its assignment.


Services Provided

     The Agreement requires the Investment Manager to provide investment management and advisory services to the Company. It provides that the Investment Manager will provide statistical and research facilities and services, supervise the composition of the Company's portfolio, determine the nature and timing of changes therein and the manner of effectuating such changes and cause the purchase and sale of portfolio securities, subject to control by the Company's Board of Directors. In addition to providing investment management and advisory services, the Investment Manager pays for office space, all necessary office facilities, basic business equipment, supplies, utilities, property casualty insurance, telephone services and the costs of keeping the Company's books and records. The Agreement requires the Investment Manager to arrange, if desired by the Board of Directors of the Company, for officers or employees of the Investment Manager to serve, with or without compensation from the Company, as Officers, Directors or employees of the Company.

     The Agreement provides that the Investment Manager will not be liable for any acts or omissions of any predecessor adviser and neither the Investment Manager nor any director, officer, agent or employee of the Investment Manager will be liable or responsible to the Company or its stockholders except for willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties or breach of fiduciary duty. The Agreement also provides that the Company will hold the Investment Manager harmless from judgments against it resulting from acts or omissions in the performance of its obligations under the Agreement which are specifically the result of written instructions of the President, any Vice President or a majority of the Board of Directors of the Company. There must, however, be an express finding that such acts or omissions did not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of duties.

Fees and Expenses


     The Agreement provides that the Investment Manager be paid an annual fee, payable monthly, equal to .50 of 1% of the value of the net assets of the Company up to and including $150 million, .45 of 1% of the value of the net assets of the Company over $150 million and up to and including $200 million, and .40 of 1% of the value of the net assets of the Company over $200 million. For purposes of computing the monthly fee, the value of net assets of the Company is determined as of the close of business on the last business day of each month. For the fiscal year ended December 31, 1996 the Company paid the Investment Manager an aggregate fee of $959,376.


     The Agreement provides that the Company bear all expenses incurred in the operation of the Company -- except those that the Investment Manager expressly assumes in the Agreement. Such expenses borne by the Company include (a) all costs and expenses incident to: (i) the registration of the Company under the 1940 Act, or (ii) any public offering of shares of the Company, for cash or otherwise, including those costs and expenses relating to the registration of shares under the Securities Act of 1933, as amended (the "Securities Act"), the qualification of shares of the Company under state securities laws, the printing or other reproduction and distribution of any registration statement (and all amendments thereto) under the Securities Act, the preliminary and final prospectuses included therein, and any other necessary documents incident to any public offering, the advertising of shares of the Company and the review by the National Association of Securities Dealers, Inc. of any underwriting arrangements; (b) the charges and expenses of any registrar or any custodian appointed by the Company for the safekeeping of its cash, portfolio securities and other property; (c) the charges and expenses of auditors (including the preparation of tax returns); (d) the charges and expenses of any stock transfer, dividend agent or registrar appointed by the Company; (e) broker's commissions chargeable to the Company in connection with portfolio securities transactions to which the Company is a party; (f) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Company to federal, state or other governmental agencies; (g) the cost and expense of engraving or printing stock certificates representing shares of the Company; (h) fees involved in registering and maintaining registrations of the Company and of its shares with the SEC and various states and other jurisdictions; (i) all expenses of stockholders' and Directors' meetings and of preparing, printing and mailing proxy statements and quarterly, semiannual and annual reports to stockholders;
(j) fees and travel expenses of Directors of the Company who are not directors, officers or employees of the Investment Manager or its "affiliates" (as defined in the 1940 Act); (k) all fees and expenses incident to any dividend or distribution reinvestment program; (l) charges and expenses of outside legal counsel in connection with matters relating to the Company, including without limitation, legal services rendered in connection with the Company's corporate and financial structure and relations with its stockholders, issuance of Company shares, and registrations and qualifications of securities under federal, state and other laws; (m) association dues; (n) interest payable on Company borrowings; (o) fees and expenses incident to the listing of Company shares on any stock exchange; (p) costs of information obtained from sources other than the Investment Manager or its "affiliates" (as defined in the 1940 Act) relating to the valuation of portfolio securities; and (q) postage.

Expense Limitations

     The  Agreement  provides  that if expenses of the  Company  (including  the advisory fee but excluding interest, taxes, brokerage commissions and extraordinary expenses) in any fiscal year exceed a specified expense limitation, the Investment Manager will pay the excess to the Company. The specified limitation is 1-1/2% of the first $30 million of the Company's average net assets plus 1% of the Company's average net assets in excess of $30 million. The Agreement provides that extraordinary expenses, such as litigation expenses and the cost of issuing new shares, are excluded expenses for purposes of the expense limitations described in this paragraph and the immediately succeeding paragraph and that the Investment Manager will not be obligated to pay any amount to the Company during any fiscal year in excess of the amount of the advisory fee for such fiscal year.

     The Agreement also provides for a second expense limitation, relating to the Company's gross income (including gains from the sale of securities without offset for losses, unpaid interest on debt securities in the Company's portfolio, and dividends declared but not paid on equity securities in the Company's portfolio). This limitation provides that if, for any fiscal year, the expenses of the Company described in the preceding paragraph -- less any amount payable by the Investment Manager to the Company on account of the first expense limitation -- exceed 25% of the Company's gross income for the year, the Investment Manager will promptly pay the excess to the Company.

     For the fiscal year ending December 31, 1996, the Company's expenses did not exceed these limitations.

Investment Manager


     The Investment Manager is a Delaware corporation. Daniel Pierce* is the Chairman of the Board, and Edmond D. Villani# is the President and Chief Executive Officer of the Investment Manager. Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, E. Michael Brown*, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, John T. Packard+, Kathryn L. Quirk#, Cornelia M. Small# and Stephen A. Wohler* are the other members of the Board of Directors of the Investment Manager. The principal occupation of each of the above named individuals is serving as a Managing Director of the Investment Manager.


*    Two International Place, Boston, Massachusetts
#    345 Park Avenue, New York, New York
+    101 California Street, San Francisco, California
@    Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

     All of the outstanding voting and non-voting securities of the Investment Manager are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce and Edmond D. Villani in their capacity as representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among the Investment Manager, the beneficial owners of securities of the Investment Manager, and the Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocation will be at net book value in cash transactions. All Managing Directors of the Investment Manager own voting and non-voting stock; all Principals own non-voting stock.


     The Investment Manager or an affiliate manages in excess of $115 billion in assets for individuals, funds and other organizations. The following are open- or closed-end funds with investment objectives similar to the Company, for whom the Investment Manager provides investment management:

                                          Total Net Assets
                                               as of                     Management Compensation
                                           April 30, 1997            on an Annual Basis Based on the
                 Name                      (000 omitted)            Value of Average Daily Net Assets
                 ----                      --------------           ---------------------------------
 AARP High Quality Bond Fund               $    462,900       0.49 of 1%.*
 Scudder Income Fund                       $    587,000       0.65  of  1%;  0.60  of 1% on  net  assets  in
                                                              excess  of  $200  million;  0.55  of 1% on net
                                                              assets in excess of $500 million.
 Scudder Variable Life Investment          $     64,300       0.475 of 1%.
 Fund - Bond Portfolio



-------------
* Consists of an Individual Fund Fee Rate of 0.19 of 1% plus an Annual Base Fee in proportion to the ratio of the daily net assets of the fund to the daily net assets of all of the funds (the "AARP Funds") in the AARP Investment Program from Scudder (the "Program"). The Annual Base Fee Rate is: 0.35 of 1% on net assets of the Program up to and including $2 billion; 0.33 of 1% on net assets of the Program in excess of $2 billion up to and including $4 billion; 0.30 of 1% on net assets of the Program in excess of $4 billion up to and including $6 billion; 0.28 of 1% on net assets of the Program in excess of $6 billion up to and including $8 billion; 0.26 of 1% on net assets of the Program in excess of $8 billion up to and including $11 billion; 0.25 of 1% on net assets of the Program in excess of $11 billion up to and including $14 billion; and 0.24 of 1% on net assets of the Program in excess of $14 billion.

     From time to time, directors, officers and employees of the Investment Manager may have transactions with various banks, including the Company's custodian bank. It is the Investment Manager's opinion that the terms and conditions of those transactions that have occurred were not influenced by existing or potential custodial or other Company relationships.

Investment and Brokerage Discretion

     The Investment Manager has primary responsibility for the selection of brokers and dealers (including futures commission merchants) through which the Company's portfolio transactions are executed, subject to periodic review by the Company's Board of Directors. To the maximum extent feasible, the Investment Manager places orders for portfolio transactions through Scudder Investor Services, Inc. (a corporation registered as a broker/dealer and a subsidiary of the Investment Manager), which in turn will place orders on behalf of the Company with the issuer, underwriters or other brokers and dealers. Scudder Investor Services, Inc. receives no commissions, fees or other remuneration from the Company for this service. Allocation of trades will be supervised by the Investment Manager.

Recommendation and Required Vote


     At a meeting held on April 11, 1997, the Board of Directors, including a majority of the Directors who were not Interested Persons of the Company or the Investment Manager, approved the continuance of the Agreement until July 8, 1998 and recommended that the stockholders approve its continuance at the Annual Meeting.


     In approving the continuance of the Agreement, the Board of Directors, considering the best interests of the stockholders of the Company, took into account a number of factors. Among such factors were: the long-term investment record of the Investment Manager in advising the Company; the experience and research capabilities of the Investment Manager in fixed-income instruments, including mortgage-related securities and private placements; the relatively low expenses and expense ratio of the Company; the Investment Manager's access to quality service providers at reasonable cost due to the size of its assets under management; the quality of the administrative services to the Company; the experience of the Investment Manager in administering other open- and closed-end funds; the availability and responsiveness of the Investment Manager and its attention to internal controls and procedures; the extent and quality of information provided to the Board of Directors and stockholders; the continuity in the Company's investment and administrative personnel; the financial resources of the Investment Manager and its ability to retain capable personnel; the Investment Manager's financial condition, profitability and assets under management; and possible indirect benefits to the Investment Manager from serving as adviser of the Company.

     In reviewing the continuance of the Agreement, the Board of Directors reviewed, among other information, extensive written and oral reports and compilations from the Investment Manager, including comparative data from independent sources as to investment performance, advisory fees and other expenses. The Board of Directors also received a separate written and oral report from Gifford Fong Associates, an independent investment consultant engaged by the Board of Directors specializing in quantitative fixed-income investment analysis.


     Approval by stockholders requires the affirmative vote of the holders of a majority of the Company's outstanding shares. In this context, "majority" means the lesser of two votes: (1) 67% of the Company's outstanding shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of all of the Company's outstanding shares. If continuance is approved at the Annual Meeting, the Agreement will continue until annual review of the question of continuance by the Board or the stockholders in 1998. If annual continuance of the Agreement is not approved at the Annual Meeting, the Board of Directors, notwithstanding its approval of annual continuance at the April 11, 1997 meeting, will make such arrangements for the management of the Company as it believes appropriate and in the best interests of the Company.


STOCKHOLDER PROPOSALS FOR 1998 PROXY STATEMENT


     A rule of the SEC provides for a deadline by which stockholders must submit any proposals to be considered for inclusion in the Company's proxy statement for next year's annual meeting. Unless you are otherwise notified, the deadline for receiving stockholders' proposals for that meeting is January 23, 1998.

OTHER MATTERS

     The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Annual Meeting or any adjournments thereof in accordance with their best judgment.

     Please complete and sign the enclosed proxy card and return it in the envelope provided so that the Annual Meeting may be held and action may be taken on the matters described in this Proxy Statement with the greatest possible number of shares participating. This will not preclude your voting in person if you attend the Annual Meeting.


                                                      Thomas F. McDonough
May 22, 1997                                               Secretary

PROXY               MONTGOMERY STREET INCOME SECURITIES, INC.              PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                 Annual Meeting of Stockholders -- July 10, 1997

   The undersigned hereby appoints Thomas F. McDonough, John T. Packard and Daniel Pierce, each with the power of substitution, as proxies for the undersigned, to vote all shares of Montgomery Street Income Securities, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 101 California Street, Suite 4100, San Francisco, California, on Thursday, July 10, 1997 at 10:00 a.m., pacific time, and at any adjournments thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR Proposals 1, 2 and 3.


1.   The election of six Directors.

Nominees: J.C. Atwater, R.J. Bradshaw, O.W. Butz, M.K. Moore, W.G. Van Auken, J.C. Van Horne

FOR ALL NOMINEES                   /_/       WITHHELD FROM ALL NOMINEES   /_/

/_/
  -----------------------------
For all nominees except as noted above

2.   Ratification of the selection of Ernst & Young LLP as the Company's
     independent auditors.            FOR   /_/   AGAINST   /_/   ABSTAIN   /_/

3.   Approval of the continuance of the   FOR  /_/  AGAINST  /_/  ABSTAIN  /_/
     Management and Investment Advisory
     Agreement between the Company and
     Scudder, Stevens & Clark, Inc.

     In their  discretion,  the  proxies
     are authorized to vote upon such other business as may properly come before the Annual Meeting.

                         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                          CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
                               NO POSTAGE IS REQUIRED.

                               Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                               Signature                       Date
                                        -----------------------    ------------

                               Signature                       Date
                                        -----------------------    ------------